SUPPLEMENT TO

Calvert Social Investment Fund
Equity Portfolio

Statement of Additional Information dated January 31, 2007

Date of Supplement:  October 22, 2007

The section titled "Portfolio Manager Disclosure" on pages 34-51 of the Statement of Additional Information is revised to indicate that Daniel W. Boone, III will resign as Lead Portfolio Manager of the Portfolio, and that Richard B. England will assume Mr. Boone’s role, effective December 31, 2007.

Information about the management of other accounts, compensation and securities ownership with respect to Mr. England, who currently serves on the portfolio management team, is provided on pages 34-51 of the Statement of Additional Information.